SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	December 19, 2005

BARR PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-9860	42-1612474

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 Chestnut Ridge Road, Woodcliff, NJ	07677

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(201) 930-3300

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 — Regulation FD Disclosure
Item 9.01 – Financial Statements and Exhibits
EX-99.1: PRESS RELEASE

Item 7.01 — Regulation FD Disclosure
Today Barr Pharmaceuticals, Inc. issued a press release announcing the resignation of Dr. Carole S. Ben-Maimon, President and Chief Operating Officer of Duramed Research, Inc. A copy of the press release is attached to this current report as Exhibit 99.1 and is incorporated herein by reference .
Item 9.01 – Financial Statements and Exhibits
     (c) Exhibits

99.1	Press release issued by Barr Pharmaceuticals, Inc. dated December 19, 2005, announcing the resignation of Dr. Carole Ben-Maimon.